Exhibit 10.37

ASSIGNMENT AGREEMENT, CONSENT AND WAIVER IN ANTICIPATION OF
REGULATORY FORM A FILING
This ASSIGNMENT AGREEMENT, CONSENT AND WAIVER IN ANTICIPATION OF REGULATORY FORM A FILING (this “Agreement”), dated as of February 28, 2021, is entered into by and among Brookfield Asset Management Inc., a corporation amalgamated under the laws of Ontario, Canada (“BAM”), Burgundy Acquisitions I Ltd., a limited company organized under the laws of Bermuda (“Burgundy”), Brookfield Asset Management Reinsurance Partners Ltd., a Bermuda limited company (“BAM Reinsurance”), North End Re (Cayman) SPC, a Cayman segregated portfolio company (“North End Reinsurance”), and American Equity Investment Life Holding Company, an Iowa corporation (“AEL”).
WHEREAS BAM, Burgundy and AEL are parties to an Investment Agreement, dated as of October 17, 2020 (the “Investment Agreement”); and
WHEREAS, pursuant to Section 21 of the Investment Agreement, (i) BAM desires to assign certain of its rights and obligations under the Investment Agreement to BAM Reinsurance and (ii) Burgundy desires to assign all of its rights and obligations under the Investment Agreement to North End Reinsurance, each as further set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and intending to be legally bound, the parties hereto hereby agree as follows:
1.Burgundy Assignment to North End Reinsurance. Effective as of the date that Burgundy delivers to AEL reasonably satisfactory written evidence (including any required regulatory approvals, consents or waivers) of the transfer by Burgundy to North End Reinsurance of all the Initial Investment, (a) Burgundy shall hereby automatically assign, transfer and convey to North End Reinsurance, and North End Reinsurance shall hereby automatically accept, all of Burgundy’s right, title and interest in and to the Investment Agreement, (b) North End Reinsurance shall hereby automatically assume all of the obligations of Burgundy under the Investment Agreement and be bound by all obligations of “Purchaser Subsidiary” under the Investment Agreement (the assignment and assumption under the preceding clauses (a) and (b) being the “Burgundy Assignment”), and (c) Burgundy shall hereby automatically have no further rights and obligations as “Purchaser Subsidiary” under the Investment Agreement. In furtherance of the foregoing, (i) from and after the effectiveness of the Burgundy Assignment, all references to “Purchaser Subsidiary” in the Investment Agreement shall be deemed to be to North End Reinsurance, other than with respect to any representations, warranties, agreements or covenants that have been made or fully performed prior to the effectiveness of the Burgundy Assignment and (ii) North End Reinsurance hereby represents and warrants to AEL that, as of the effectiveness of the Burgundy Assignment, (x) the Purchaser Representations (other than the Purchaser Specified Representations) with respect to Purchaser Subsidiary shall be true and correct in all material respects and (y) the Purchaser Specified Representations with respect to Purchaser Subsidiary shall be true and correct in all respects, in each case, treating North End Reinsurance as the Purchaser.
2.BAM Assignment to BAM Reinsurance.
(a)On and as of the date specified in writing by BAM to AEL as the effective date of the assignment and assumption described in this Section 2 (the “BAM Assignment Effective Date”), which will be substantially simultaneously with, or immediately prior to, the consummation of the Reorganization Transactions (as defined below), BAM shall hereby automatically assign, transfer and convey to BAM Reinsurance, and BAM Reinsurance shall hereby automatically accept, all of BAM’s right, title and interest in and to the Investment Agreement; provided that BAM shall remain bound by, and BAM and BAM Reinsurance shall hereby automatically be jointly and severally liable for, the Purchaser’s obligations pursuant to Section 1.2, Section 2.1(b), Section 2.3(b), Section 4.3(b), Section 7.4(b), Section 7.5, Section 7.6, Section 7.7, Section 7.9, Section 7.10 and Sections 11 through 21 of the Investment Agreement (such obligations, collectively, the “BAM Retained Obligations”) (the assignment and assumption under the preceding sentence being the “BAM Assignment”). In furtherance of the foregoing, (i) from and after the effectiveness of the BAM Assignment, all references to the “Purchaser” in the Investment Agreement shall be deemed to be to BAM Reinsurance, other than (x) with respect to any representations, warranties, agreements or covenants that have been made or fully performed prior to the effectiveness of the BAM Assignment or (y) with respect to the BAM Retained Obligations, and (ii) BAM Reinsurance hereby represents and warrants to AEL that, as of the effectiveness of the BAM Assignment, (x) the Purchaser Representations (other than the Purchaser Specified Representations) with respect to Purchaser shall be true and correct in all material respects and (y) the Purchaser Specified Representations shall be true and correct in all respects, in each case, treating BAM Reinsurance as the Purchaser.
(b)The BAM Assignment Effective Date shall not occur (i) prior to the Burgundy Assignment or (ii) later than the time that both BAM Reinsurance and North End Reinsurance cease to be, directly or indirectly, wholly owned by BAM.

3.AEL Consent and Limited Waiver. Pursuant to Sections 11 and 21 of the Investment Agreement, (a) AEL hereby consents to (i) the Burgundy Assignment and the transfer of all of the Initial Investment by Burgundy to North End Reinsurance and (ii) the BAM Assignment, in each case as further set forth in, and pursuant to and in accordance with, Sections 1 and 2 hereof, and (b) waives any breach by Purchaser of its obligations under Section 7.10 of the Investment Agreement with respect to Purchaser’s obligations to make the filings described in such Section 7.10 with the Insurance Commissioner of the State of Iowa and NYDFS no later than December 31, 2020, so long as (i) BAM makes, or causes to be made, all such filings with BAM Reinsurance as the Purchaser and North End Reinsurance as the Purchaser Subsidiary no later than the date that is five Business Days from the date hereof and (ii) such filings include a description of the reorganization transactions to be consummated by BAM that is mutually agreeable to BAM and AEL (the transactions as so described, the “Reorganization Transactions”).
4.Miscellaneous. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Investment Agreement. The provisions of Section 11 (Amendments and Waivers), Section 12 (Notices, etc.), Section 16 (Governing Law), Section 17 (Waiver of Jury Trial), Section 19 (Counterparts; Electronic Signature), Section 20 (Severability) and Section 21 (Miscellaneous) of the Investment Agreement shall apply mutatis mutandis to this Agreement.
5.Further Assurances. BAM, Burgundy, BAM Reinsurance and North End Reinsurance each agree to perform (or cause to be performed) all such further acts and to execute and deliver all such other agreements, certificates, instruments and documents as any party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the assignments contemplated hereby. BAM shall keep AEL reasonably informed of the anticipated timing of the Reorganization Transactions and shall notify AEL in writing as soon as reasonably practicable: (i) upon receiving any communication from any Governmental Authority with respect to any consent, approval, authorization or waiver required to consummate the Reorganization Transactions that causes BAM to believe that there is a reasonable likelihood that any such consent, approval, authorization or waiver will not be obtained or that the receipt of any such consent, approval, authorization or waiver will be materially delayed or conditioned, (ii) if BAM determines in good faith that the consummation of the Reorganization Transactions is no longer reasonably likely to occur by May 31, 2021 or (iii) if the Reorganization Transactions are otherwise terminated or abandoned by BAM.

[Signature Pages Follow]

This Agreement is hereby agreed to as of the date first written above.

BROOKFIELD ASSET MANAGEMENT INC.

by	/s/ Sachin Shah
Name: Sachin Shah
Title: Chief Investment Officer

BURGUNDY ACQUISITIONS I LTD.

by	/s/ James Bodi
Name: James Bodi
Title: Director

BROOKFIELD ASSET MANAGEMENT
REINSURANCE PARTNERS LTD.

by	/s/ James Bodi
Name: James Bodi
Title: Director

NORTH END RE (CAYMAN) SPC

by	/s/ Greg McConnie
Name: Greg McConnie
Title: Director

AMERICAN EQUITY INVESTMENT LIFE
HOLDING COMPANY

by	/s/ Anant Bhalla
Name: Anant Bhalla
Title: Chief Executive Officer and President